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                           PAINEWEBBER STRATEGY FUND

               Supplement to Prospectus dated September 27, 1999,
                         as supplemented March 23, 2000

Dear Investor,

    The purpose of this supplement is to inform certain investors who are non-resident aliens of changes to the terms of the special deferred sales charge waiver disclosed on page 10 of the Prospectus. The following information supplements the information found under the heading 'Special Deferred Sales Charge Waiver for Non-Resident Aliens' and extends the date of that waiver.

    Certain eligible non-resident alien investors will be able to sell their fund shares without incurring a contingent deferred sales charge if they use their sales proceeds to immediately purchase shares of a comparable offshore investment pool* available through PaineWebber. This waiver will remain in effect through September 30, 2000. Non-resident alien investors who wish to take advantage of this waiver should contact their PaineWebber Financial Advisors to determine whether they are eligible.

*Shares of the offshore investment pool are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries.